Exhibit (j)


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Institutional Funds on Form N-1A ("Registration Statement") of our report dated February 25, 2009, relating to the financial statements and financial highlights which appears in the December 31, 2008 Annual Report to the Shareholders of DWS EAFE Equity Index Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements" and "Financial Highlights" in such Registration Statement.


/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2009

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Institutional Funds on Form N-1A ("Registration Statement") of our report dated February 25, 2009, relating to the financial statements and financial highlights which appears in the December 31, 2008 Annual Report to the Shareholders of DWS Equity 500 Index Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements" and "Financial Highlights" in such Registration Statement.


/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2009

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Institutional Funds on Form N-1A ("Registration Statement") of our report dated February 23, 2009, relating to the financial statements and financial highlights which appears in the December 31, 2008 Annual Report to the Shareholders of DWS U.S. Bond Index Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements" and "Financial Highlights" in such Registration Statement.


/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2009

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Institutional Funds on Form N-1A ("Registration Statement") of our report dated February 25, 2009, relating to the financial statements and financial highlights which appears in the December 31, 2008 Annual Report to the Shareholders of Cash Management Fund Institutional which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements" and "Financial Highlights" in such Registration Statement.


/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2009

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Institutional Funds on Form N-1A ("Registration Statement") of our report dated February 25, 2009, relating to the financial statements and financial highlights which appears in the December 31, 2008 Annual Report to the Shareholders of Cash Reserves Fund Institutional, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements" and "Financial Highlights" in such Registration Statement.


/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2009